Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Leases
21. Leases
The table below summarizes the Company's operating lease portfolio related to continuing operations (in thousands):

	December 31, 2022	December 31, 2021
Right-of-use assets	$27,933	$30,684
Lease liabilities	34,391	31,364
Weighted average remaining lease term (in years)	9.29	10.22
Weighted average discount rate	6.50%	6.54%

The Company’s lease portfolio is comprised primarily of real estate and equipment agreements. Operating leases in which the Company is the lessee are recorded as operating lease ROU assets and operating lease liabilities, included in other assets, net, and payables and other liabilities, respectively, in the Consolidated Statements of Financial Condition as of December 31, 2022 and December 31, 2021. The Company does not currently have any finance leases in which it is the lessee. Operating lease ROU assets represent the Company’s right to use an underlying asset during the lease term and operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.
ASC 842 stipulates that the ROU asset in an operating lease is subject to the impairment guidance in ASC 360, similar to other long-lived assets. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the undiscounted future net cash flows expected to be generated by that asset. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. As the length and magnitude of the downturn in mortgage demand, including compressed revenue margins, had significantly increased compared to prior periods, the Company's current and expected future operating losses triggered an impairment analysis in the second half of 2022. The Company estimated the fair value using a discounted cash flow model with the discount rate being the significant assumption. Based on the analysis, the Company recognized an impairment charge of $2.2 million for the ROU asset related to continuing operations during 2022, which was recorded in impairment of goodwill, intangibles, and other assets in the Consolidated Statements of Operations.
The table below summarizes the Company's net operating lease cost related to continuing operations (in thousands):

	For the year ended December 31, 2022	For the nine months ended December 31, 2021	For the three months ended March 31, 2021	For the year ended December 31, 2020
	Successor		Predecessor
Operating lease cost	$6,230	$4,352	$850	$3,651
Short-term lease cost	612	218	96	1,641
Total operating and short-term lease cost	6,842	4,570	946	5,292
Variable lease cost	991	1,582	876	348
Sublease income	(859)	(93)	(23)	(425)
Net lease cost	$6,974	$6,059	$1,799	$5,215
The table below summarizes other information related to the Company’s operating leases in continuing operations (in thousands):

	For the year ended December 31, 2022	For the nine months ended December 31, 2021	For the three months ended March 31, 2021	For the year ended December 31, 2020
	Successor		Predecessor
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$4,856	$2,442	$889	$3,767
Leased assets obtained in exchange for new operating lease liabilities	7,400	23,723	433	1,349

The following table presents a maturity analysis of operating leases and a reconciliation of the undiscounted cash flows to lease liabilities as of December 31, 2022 (in thousands):

2023	$5,864
2024	5,418
2025	4,760
2026	4,758
2027	4,473
Thereafter	21,729
Total undiscounted lease payments	47,002
Less: amounts representing interest	(12,611)
Total lease liabilities	$34,391